                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): June 24, 1996

                       TRUMP HOTELS & CASINO RESORTS, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                         1-13794                  13-3818402
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)

                  Mississippi Avenue and The Boardwalk
                       Atlantic City, New Jersey                    08401
                (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:           (609) 441-6060






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Item 1 to Item 4:  None.

Item 5:  Other Events.

         On June 24, 1996, Trump Hotels & Casino Resorts, Inc. ("THCR"), Trump Hotels & Casino Resorts Holdings, L.P. ("THCR Holdings"), TC/GP, Inc. ("TC/GP"), Trump's Castle Hotel & Casino Inc. ("TCHI") and Donald J. Trump ("Trump") entered into an agreement pursuant to which THCR Holdings will acquire from Trump 100% of the equity of Trump's Castle Associates ("Castle Associates"), the owner and operator of Trump's Castle Casino Resort. Trump will receive limited partnership interests in THCR Holdings exchangeable into 5,837,700 shares of THCR's Common Stock, par value $.01 per share (the "THCR Common Stock") and approximately $885,000 in cash. The limited partnership interests to be received by Trump (as well as the number of shares of THCR Common Stock into which they are exchangeable) are subject to adjustment downward if the average of the closing sale prices of the THCR Common Stock on the New York Stock Exchange for the twenty trading day period ending three trading days prior to the closing of the transaction exceeds $38 per share. Upon consummation of the transaction, neither THCR nor THCR Holdings will be responsible for any of the outstanding indebtedness of Castle Associates.

         The transaction is expected to close on about September 30, 1996. The closing is subject to satisfaction of a number of conditions, including the affirmative vote of a majority of the outstanding shares of THCR Common Stock (excluding shares held by Trump and the other officers and directors of THCR and their affiliates) and the receipt of various third party approvals and consents.

         Reference is made to (i) the Agreement, dated as of June 24, 1996, among THCR, THCR Holdings, TC/GP, TCHI and Trump and (ii) the news release of THCR, dated June 24, 1996, attached as Exhibits hereto. Both Exhibits are incorporated herein by reference.

Item 6:  None.

Item 7: Financial Statements and Exhibits.

          (a)-(b):  None.

          (c) Exhibits:

         2.1: Agreement, dated as of June 24, 1996, by and among Trump Hotels & Casino Resorts, Inc., Trump Hotels & Casino Resorts Holdings, L.P., TC/GP, Inc., Trump's Castle Hotel & Casino, Inc. and Donald J. Trump

         99.1:  News Release of Trump Hotels & Casino Resorts, Inc., dated June
               24, 1996

Item 8:  None.



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                                                SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              TRUMP HOTELS & CASINO RESORTS, INC.



June 25, 1996                          /s/ Nicholas L. Ribis
                              --------------------------------------------------
                                 By:   Nicholas L. Ribis
                              Title:   President  and Chief Executive Officer





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                                 EXHIBIT INDEX

                                                          Sequentially
Exhibit No.    Description                                Numbered Page
2.1            Agreement, dated as of June 24, 1996,
               by and among Trump Hotels & Casino
               Resorts, Inc., Trump Hotels & Casino
               Resorts Holdings, L.P., TC/GP, Inc.,
               Trump's Castle Hotel & Casino, Inc.
               and Donald J. Trump

99.1           News Release of Trump
               Hotels & Casino Resorts,
               Inc., dated June 24, 1996